FAIR VALUE MEASUREMENTS	12 Months Ended
Jun. 30, 2023
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 14. FAIR VALUE MEASUREMENTS

Convertible notes

As detailed in Note 5, the Company assumed convertible notes as a result of the IFP Acquisition and elected to account for the convertible notes under the FVO. The Company estimated the fair value of the convertible notes based on the fair value of the maximum shares issuable upon conversion (1,149,273 shares of Series C convertible preferred stock) less one year of estimated interest to be incurred until October 4, 2023, since the number of shares to be issued factors in the interest charges for one year. The convertible notes subsequently converted in May 2023 (see Note 13) and therefore remeasured at fair value a final time upon conversion. Accordingly, the fair value movement related to the decrease in the share price from the time of acquisition to conversion date.

Increases or decreases in the fair value of the Company’s convertible notes carried at fair value are recognized as part of Other Income (expenses) in the Condensed Consolidated Statements of Operations. The interest incurred from the date of acquisition until the conversion in May 2023, are included as part of Interest expense in the condensed Consolidated Statements of Operations. None of the changes in the value of the convertible notes was attributable to instrument specific credit risk.

The following table provides a reconciliation of the beginning and ending balance of the convertible note liabilities measured at fair value on a recurring basis during the period:

Convertible notes carried at fair value (Level 3)
Balance at June 30, 2022	$—
Fair value of convertible notes at acquisition (Note 5)	1,683,764
Fair value gain on revaluation of convertible notes	(1,537,565)
Effect of foreign currency	220,954
Conversion into Series C Preferred Stock	(367,153)
Balance at June 30, 2023	$—

The Company has held back 500,000 Series C Preferred Stock, from the IFP Sellers for one year after the IFP Closing to secure potential indemnification claims by the Company against the IFP Sellers. Therefore, the final number of shares to be issued after the one-year measurement period is contingent on any potential claims and can be variable. Each share of Series C Preferred Stock is convertible into 0.15 shares of Common Stock (subject to adjustment upon the occurrence of specified events), contingent upon approval by the Company’s stockholders of the conversion of Series C Preferred Stock. These shares are reserved, not issued, or held in Escrow account. As at June 30, 2023, the Company accounted for the fair value movement related to the decrease in the share price from the time of acquisition to reporting date. See Note 13 for further information and disclosures relating to the conversion of the Series C Preferred Stock.

The following table provides a reconciliation of the beginning and ending balance of the holdback Preferred Stock measured at fair value on a recurring basis during the period:

Preferred stock carried at fair value (Level 2)
Balance at June 30, 2022	$—
Fair value of holdback Series C Preferred Stock at acquisition (Note 5)	825,300
Fair value gain on revaluation of holdback Series C Preferred Stock	(616,800)
Balance at June 30, 2023	$208,500

The Company did not have assets or liabilities carried at fair value using Level 1 inputs during years ended June 30, 2023 and 2022.